UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2012

Man-AHL Diversified I L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-53043	06-1496634
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o Man Investments (USA) Corp.
One Rockefeller Plaza
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 452-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change In Registrant’s Certifying Accountants.

(a) On April 2, 2012, Man Investments (USA) Corp. (the “Company”), general partner of  Man-AHL Diversified I L.P., (the “Fund”), with the approval of the Company's board of directors, dismissed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Fund.

The reports of Deloitte on the Fund’s financial statements for each of the  fiscal years ended December 31, 2010 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2010 and December 31, 2011 and during the period from December 31, 2011 through the date of this report on Form 8-K, the Company has had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter thereof in connection with its report on the financial statements of the Fund for such periods. There were no reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2010 and December 31, 2011 or during the period from December 31, 2011  through the date of this report on Form 8-K.

The Company, on behalf of the Fund, requested that Deloitte furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter dated April 5, 2012, is filed as an Exhibit hereto.

(b) On April 2, 2012, the Company, with the approval of its board of directors, engaged Ernst & Young LLP (“E&Y”) to serve as the independent registered public accounting firm of the Fund.  During the fiscal years ended December 31, 2010 and December 31, 2011 and during the interim period from December 31, 2011 through the date of the engagement of E&Y, the Company has not consulted E&Y on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of Deloitte & Touche, LLP dated April 5, 2012 regarding the disclosure contained in Item 4.01(a) of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2012

MAN-AHL DIVERSIFIED I L.P.

By:	Man Investments (USA) Corp., General Partner

By:	/s/ Jordan Allen
Name: Jordan Allen
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

16.1	Letter of Deloitte & Touche, LLP dated April 5, 2012 regarding the disclosure contained in Item 4.01(a) of this Form 8-K.